FILED

APR 21 2022

INSURANCE REGULATION
Docketed by: DGS

OFFICE OF INSURANCE REGULATION

DAVID ALTMAIER
COMMISSIONER

IN THE MATTER OF:

CASE NO.: 294507-22-CO

FEDNAT INSURANCE COMPANY,
MAISON INSURANCE COMPANY, and
MONARCH NATIONAL INSURANCE COMPANY.
_______________________________________/

CONSENT ORDER

THIS CAUSE came on for consideration upon the FLORIDA OFFICE OF INSURANCE REGULATION ("OFFICE") being notified by FEDNAT INSURANCE COMPANY ("FEDNAT"), MAISON INSURANCE COMPANY ("MAISON") and MONARCH NATIONAL INSURANCE COMPANY ("MONARCH") (collectively "the Companies") that FEDNAT had its financial stability rating from Demotech downgraded to "S" from "A" effective April 15, 2022. After a complete review of the entire record and upon consideration thereof, and otherwise being fully advised in the premises, the OFFICE hereby finds as follows:

INTRODUCTION

1. The OFFICE has jurisdiction over the parties and the subject matter of this proceeding.

2. FEDNAT is a domestic property and casualty insurer authorized to transact

insurance business in the state of Florida pursuant to a Certificate of Authority issued by the OFFICE pursuant to Chapter 624, Part III, Florida Statutes. MAISON is a foreign property and casualty insurer authorized to transact insurance business in the state of Florida pursuant to a Certificate of Authority issued by the OFFICE pursuant to Chapter 624, Part III, Florida Statutes. MONARCH is a domestic property and casualty insurer authorized to transact insurance business in the state of Florida pursuant to a Certificate of Authority issued by the OFFICE pursuant to Chapter 624, Part III, Florida Statutes. FEDNAT, MAISON, and MONARCH are part of the same holding company system, FEDNAT HOLDING COMPANY.

3. On April 14, 2022, FEDNAT notified the OFFICE that its Demotech financial stability rating would be downgraded from an "A" to an "S" effective April 15, 2022. MONARCH's "A" rating from Demotech was affirmed on March 29, 2022. MAISON is not rated by Demotech. Demotech's "S" rating is not recognized by housing lenders Fannie Mae and Freddie Mac. If FEDNAT's policies are no longer acceptable to the secondary mortgage market, at renewal, policyholders may be required by the lender to obtain replacement insurance coverage.

4. The Companies have approximately 152,000 policies in force in Florida and approximately 96,000 policies in force in Alabama, Louisiana, South Carolina, Texas, and Mississippi as of March 31, 2022, which primarily provide personal residential insurance coverage.

5. The Companies and FEDNAT HOLDING COMPANY have represented that they are in active negotiations with multiple parties regarding potential agreements for additional capital and the implementation of a strategic reorganization plan designed to provide for long term stability.

REMEDIAL MEASURES FOR CONTINUED OPERATIONS

6. In light of its recent operational results and the downgrade of FEDNAT's financial strength rating, the Companies must file a strategic plan with the OFFICE by 5:00 p.m. (EDT), April 29, 2022. The plan must demonstrate FEDNAT's ability to acquire additional capital, secure and maintain a financial strength rating acceptable to the secondary mortgage market, acquire sufficient reinsurance as of its July 1, 2022 renewal, and address its non-Florida losses and policies. The plan must include pro forma projections for the period of May 1, 2022 through December 31, 2024 and reflect all assumptions utilized in its preparation, complete with a cash flow analysis and a catastrophe reinsurance program acceptable to the OFFICE.

GENERAL TERMS

7. Any deadlines, reporting requirements, other provisions, or requirements set forth in this Consent Order may be altered or terminated by written approval of the OFFICE. Such written approval by the OFFICE is subject to statutory or administrative regulation limitations.

8. Each party to this action shall bear its own costs and fees.

9. The Companies expressly waive their rights to a hearing in this matter, the making of findings of fact and conclusions of law by the OFFICE, and all further and other proceedings to which the Companies may be entitled, either by law or by rules of the OFFICE. The Companies hereby knowingly and voluntarily waive all rights to challenge or to contest this Consent Order, in any forum now or in the future available to them, including the right to any administrative proceeding, state or federal court action, or any appeal.

10. The Companies agree this Consent Order shall be deemed to be executed when the OFFICE has signed and docketed a copy of this Consent Order bearing the signatures of the Companies, or their authorized representatives, under the seal of a notary public, notwithstanding

the fact that the copy may have been transmitted to the OFFICE electronically.

WHEREFORE, the agreement between FEDNAT INSURANCE COMPANY, MAISON INSURANCE COMPANY, MONARCH NATIONAL INSURANCE COMPANY and the FLORIDA OFFICE OF INSURANCE REGULATION, the terms and conditions of which are set forth above, is approved. FURTHER, all terms and conditions contained herein are hereby ORDERED.

DONE and ORDERED this 21st day of April 2022.

David Altmaier

David Altmaier, Commissioner
Office of Insurance Regulation

By execution hereof, FEDNAT INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he/she has the authority to bind FEDNAT INSURANCE COMPANY to the terms and conditions of this Consent Order. The undersigned also certifies that he/she has provided the signature below voluntarily and without coercion, based upon the assistance of legal counsel for FEDNAT INSURANCE COMPANY.

FEDNAT INSURANCE COMPANY

By: ______________________

Print Name: Michael Braun

Title: President

Date: April 21, 2022

STATE OF Florida

COUNTY OF Broward

The foregoing instrument was acknowledged before me by means of x physical presence

or ☐ online notarization, this 21st day of April 2022, by Michael Braun
(name of person)

as President and CEO for FedNat Insurance Company.
(type of authority; e.g., officer, trustee, attorney in fact) (company name)

JAMES GORDON JENNINGS III
MY COMMISSION EXPIRES DECEMBER 16, 2025
#HH 165747
Bonded thru Notary Public Underwriters
NOTARY PUBLIC, STATE OF FLORIDA

____
(Signature of the Notary)

____
(Print, Type or Stamp Commissioned Name of Notary)

Personally Known X OR Produced Identification ________

Type of Identification Produced ______________________

My Commission Expires: December 16, 2025

By execution hereof, MAISON INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he/she has the authority to bind MAISON INSURANCE COMPANY to the terms and conditions of this Consent Order. The undersigned also certifies that he/she has provided the signature below voluntarily and without coercion, based upon the assistance of legal counsel for MAISON INSURANCE COMPANY.

MAISON INSURANCE COMPANY

By: ______________________

Print Name: Erick Fernandez

Title: Treasurer

Date: April 21, 2022

STATE OF Florida

COUNTY OF Broward

The foregoing instrument was acknowledged before me by means of ☐ physical presence or X online notarization, this 21st day of April 2022, by Erick Fernandez (name of person) as Treasurer (type of authority; e.g., officer, trustee, attorney in fact) for Maison Insurance Company (company name).

JAMES GORDON JENNINGS III
MY COMMISSION EXPIRES DECEMBER 16, 2025
#HH 165747
Bonded thru Notary Public Underwriters
NOTARY PUBLIC, STATE OF FLORIDA

____
(Signature of the Notary)

____
(Print, Type or Stamp Commissioned Name of Notary)

Personally Known X OR Produced Identification ________

Type of Identification Produced ______________________

My Commission Expires: December 16, 2025

By execution hereof, MONARCH NATIONAL INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he/she has the authority to bind MONARCH NATIONAL INSURANCE COMPANY to the terms and conditions of this Consent Order. The undersigned also certifies that he/she has provided the signature below voluntarily and without coercion, based upon the assistance of legal counsel for MONARCH NATIONAL INSURANCE COMPANY.

MONARCH NATIONAL INSURANCE COMPANY

By: ______________________

Print Name: Michael Braun

Title: President

Date: April 21, 2022

STATE OF Florida

COUNTY OF Broward

The foregoing instrument was acknowledged before me by means of ☒ physical presence or ☐ online notarization, this 21st day of April 2022, by Michael (name of person) as Braun (type of authority; e.g., officer, trustee, attorney in fact) for ______________ (company name).

JAMES GORDON JENNINGS III MY COMMISSION EXPIRES DECEMBER 16, 2025 HH 165747 Bonded thru Notary Public Underwriters NOTARY PUBLIC, STATE OF FLORIDA

______________________ (Signature of the Notary)

______________________ (Print, Type or Stamp Commissioned Name of Notary)

Personally Known X OR Produced Identification ________

Type of Identification Produced ______________________

My Commission Expires: December 16, 2025 ______________

COPIES FURNISHED TO:

WES STRICKLAND, ESQ.
Colodny Fass
119 East Park Avenue
Tallahassee, FL 32301
E-Mail: wstrickland@colodnyfass.com
Telephone: (850)577-0398

MIKE BRAUN., PRESIDENT
FedNat Insurance Company
14050 N.W. 14th Street, Suite 180
Sunrise, FL 33323
E-mail: mbraun@fednat.com

VIRGINIA CHRISTY, DIRECTOR
Property & Casualty Financial Oversight
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, FL 32399
E-Mail: virginia.christy@floir.com

ROBERT RIDENOUR, FINANCIAL ADMINISTRATOR
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399
E-Mail: robert.ridenour@floir.com

JANE NELSON, FINANCIAL ADMINISTRATOR
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399
E-Mail: jane.nelson@floir.com

SHALICE RIVERS, FINANCIAL EXAMINER/ANALYST SUPERVISOR
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399
E-Mail: shalice.rivers@floir.com

ELIOT PARDEE, FINANCIAL CONTROL ANALYST
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399
E-Mail: eliot.pardee@floir.com

ANOUSH ARAKALIAN BRANGACCIO, GENERAL COUNSEL
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, FL 32399
Telephone: (850) 413-4116
Facsimile: (850) 922-2543
E-Mail: Anoush.Brangaccio@floir.com